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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       October 26, 2001 (October 26, 2001)


                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                 000-26727                68-0397820
(State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)          File Number)           Identification No.)


     371 Bel Marin Keys Boulevard,                          94949
              Suite 210                                   (Zip Code)
         Novato, California
(Address of principal executive offices)


                                 (415) 884-6700
              (Registrant's telephone number, including area code)












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Item 5.       Other Events

On October 26, 2001, we announced our financial results for the quarter ended September 30, 2001 in a press release, dated October 26, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.       Financial Statements and Exhibits

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
--------------------------------------------------------------------------------
99.1          Press  Release  Dated  October 26,  2001  related to  announcement of third quarter 2001 financial results.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BioMarin Pharmaceutical Inc.

                                By: /s/ Raymond W. Anderson
                                    --------------------------------------------
                                    Raymond W. Anderson
                                    Chief Operating Officer, Chief Financial
                                    Officer, Secretary and Vice President
                                    Finance and Administration



Date:  October 26, 2001

                                  Exhibit Index

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
--------------------------------------------------------------------------------
99.1          Press  Release  Dated  October 26,  2001  related to  announcement of third quarter 2001 financial results.